MORTGAGE CONSOLIDATION,

                      MODIFICATION AND EXTENSION AGREEMENT

                             Dated: February 9, 2006

                                in the amount of

                                 $12,000,000.00

                                      from

                           INTERPHARM, INC., Mortgagor

                             a New York corporation

                              having an address at:

                                 75 Adams Avenue

                             Commack, New York 11725

                                       to

                   WELLS FARGO BANK, NATIONAL ASSOCIATION, acting through its Wells Fargo Business Credit operating division having an address at:

                              119 West 40th Street

                            New York, New York 10018

                              LOCATION OF PREMISES:

                        Street Address:   50 Horseblock Road
                        Town of:          Yaphank
                        County of:        Suffolk
                        State of:         New York
                        District:         0200
                        Section:          813
                        Block:                  1
                        Lots:             5.005 & 5.006




                       After recording, please return to:

                         Ruskin Moscou Faltischek, P.C.

                               1425 Reckson Plaza

                             East Tower, 15th Floor

                         Uniondale, New York 11556-1425

                        Attn: Patricia M. Schaubeck, Esq.

            MORTGAGE MODIFICATION, CONSOLIDATION AND EXTENSION AGREEMENT (the "Consolidation Agreement"), made as of February 9, 2006, given by Interpharm, Inc., a New York corporation, having an address at 75 Adams Avenue, Commack, New York 11725 ("Mortgagor"), in favor of Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division, having an address at 119 West 40th Street, New York, New York 10018 ("Mortgagee").

                              W I T N E S S E T H :

            WHEREAS, Mortgagor is the lawful owner of that certain parcel of real property known as 50 Horseblock Road, in the Town of Yaphank, County of Suffolk, State of New York, as more particularly described in Schedule A attached hereto and made a part hereof (the "Land"), together with all buildings and other improvements located on the Land (the Land, together with all such buildings and other improvements, collectively, the "Premises");

            WHEREAS, Mortgagee is now the lawful owner and holder of those certain promissory notes set forth on Schedule B attached hereto and made a part hereof (collectively, the "Notes") in the aggregate original principal amount of Twelve Million and No/100 Dollars ($12,000,000.00), on which Notes there is currently outstanding, in the aggregate, the principal amount of Twelve Million and No/100 Dollars ($12,000,000.00);

            WHEREAS, the Notes are secured by those certain mortgages set forth on Schedule B (collectively, the "Mortgages"), given by Mortgagor, which Mortgages encumber the Premises;

            WHEREAS, Mortgagor and Mortgagee have agreed in the manner hereinafter set forth to (i) consolidate and coordinate the respective liens of the Mortgages, (ii) combine and coordinate the Notes and the principal sums evidenced thereby and (iii) modify the time and manner of payment and the terms and provisions of the Notes and the Mortgages.

            NOW, THEREFORE, in consideration of the foregoing and of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

            1. Representations and Warranties. Mortgagor represents and warrants to Mortgagee that:

                  (a) There is, as of the date hereof, due and owing upon the Mortgages, the aggregate principal amount of Twelve Million and No/00 Dollars ($12,000,000.00), together with interest thereon and other charges evidenced thereby, in each case without offset, defense or counterclaim of any kind or nature whatsoever. (Such outstanding amounts, together with all interest thereon and such other amounts as may be outstanding from time to time under the Notes and Mortgages and under the Consolidated Note (as hereafter defined), and any and all liability, whether liquidated or unliquidated, defined, contingent, conditional or of any other nature whatsoever, and performance of all other obligations, arising under any swap, derivative, foreign exchange or hedge transaction or arrangement howsoever described or defined at any time entered into with Mortgagee in connection with the Indebtedness being hereinafter referred to, collectively, as the "Indebtedness").

                  (b) As of the date hereof, there are no defaults or events of default under the Notes and Mortgages, nor has any event occurred which would be a default thereunder with the passage of time, the giving of notice, or both.

                  (c) Mortgagor is the holder of good, marketable, insurable fee title in and to the Premises, subject to the Permitted Encumbrances (as defined in Schedule C attached hereto) and has full power, good right and lawful authority to encumber the Premises in the manner and form set forth in the Mortgages and to execute and deliver this Consolidation Agreement.

                  (d) The execution and delivery of this Consolidation Agreement does not and will not violate the terms of Mortgagor's certificate of incorporation or by-laws, or any other lease, agreement, mortgage, indenture or instrument affecting Mortgagor or the Premises or any law, rule, order, ordinance or statute of any governmental authority, purporting to have jurisdiction over Mortgagor or the Premises.

            2. Consolidation of Notes. The Notes and the respective principal indebtedness evidenced thereby are hereby combined and consolidated to constitute a single indebtedness in the aggregate principal amount of Twelve Million and No/00 Dollars ($12,000,000.00), together with interest heretofore accrued on each of such Notes.

            3. Consolidated Note. Concurrently herewith, Mortgagor is executing and delivering to Mortgagee that certain Consolidated Real Estate Term Note (the "Consolidated Note"), dated of even date herewith, made by Mortgagor, as maker, in favor of Mortgagee, as payee, evidencing the consolidation of the Notes, which Consolidated Note amends, modifies and restates the terms, provisions and time of payment of the Notes in all respects and from and after the date hereof, the Notes shall be deemed replaced by the Consolidated Note and Mortgagor shall pay the Indebtedness in accordance with, and shall comply with the terms and conditions set forth in the Consolidated Note, which Consolidated Note is hereby substituted for the Notes.

            4. Consolidation of Mortgages. The liens of the Mortgages are hereby consolidated and coordinated so that together they shall hereafter constitute in law but one mortgage, a single, first lien upon the Premises securing the Indebtedness.

            5. Modification of Consolidated Mortgage. The Mortgages, as consolidated and coordinated hereby, are also modified, extended, amended and restated in their entirety and the terms, covenants and conditions of the Mortgages, as consolidated, shall be and hereby are superseded and replaced by the terms, covenants and conditions set forth in Schedule C annexed hereto and made a part hereof (the Mortgages, as so consolidated, modified, extended, amended and restated in Schedule C hereto, together with this Consolidation Agreement, are referred to, collectively, as the "Consolidated Mortgage"). Mortgagor agrees to comply with and be subject to all of the terms, covenants and conditions of this Consolidated Mortgage.

            6. Use of Terms. The terms "Improvements" and "Mortgaged Property" shall have the meanings ascribed to them in Schedule C attached hereto when used in this Consolidated Mortgage. Whenever the term "note" or "Note", shall be used in this Consolidated Mortgage or in the Consolidated Note, such terms shall mean and refer to the Consolidated Note, as such Consolidated Note may be further modified from time to time. Whenever the terms "mortgage" or "Mortgage" shall be used in this Consolidated Mortgage (including, without limitation, Schedule C hereto), or in the Consolidated Note, such terms shall mean and refer to this Consolidated Mortgage, as this Consolidated Mortgage may be further modified from time to time. Terms defined in this Consolidation Agreement that are used in Schedule C hereto that are not otherwise defined in such schedules, shall have the meaning accorded such terms in this Consolidation Agreement.

            7. Subsequent Modifications. Any written agreement or agreements hereafter entered into by the Mortgagee which (i) extend the time of payment of the Indebtedness, (ii) change or modify the time or times of payment or the amount of the installments or fixed sums or the interest or the rate thereof,
(iii) change, modify, extend, renew or terminate other terms, provisions, covenants or conditions of the Consolidated Mortgage or the obligations which it secures or this Agreement, or (iv) consolidate, spread, release or sever the lien of the Consolidated Mortgage shall be effective in accordance with the terms and provisions thereof and shall be binding according to the tenor thereof on the owner or holder of subordinate, intervening or subsequent liens or security interests on the Premises and any such liens or security interests shall continue to be subject and subordinate to this Consolidated Mortgage and any such agreement or agreements.

            8. No New Indebtedness; Maximum Principal Amount. (a) The parties hereto hereby certify that this Consolidation Agreement secures the same indebtedness evidenced by the Notes, together with interest thereon, and secured by this Consolidated Mortgage, and evidences and secures no further or other indebtedness or obligation.

                  (b) Notwithstanding anything to the contrary contained herein, the maximum principal sum which is secured by the Consolidated Mortgage as of the date hereof, or which under any contingency may be secured by the Consolidated Mortgage at any time in the future, shall not exceed the principal sum of Twelve Million and 00/100 Dollars ($12,000,000.00).

            9. No Oral Modification. The terms hereof may not be waived, changed, modified, terminated or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any such waiver, change, modification, termination or discharge is sought.

            10. Ratification. Mortgagor hereby (i) ratifies and confirms the Indebtedness and the lien, conveyance and grant contained in and created by this Consolidated Mortgage and (ii) agrees that nothing contained in this Consolidation Agreement is intended to or shall impair the validity of the Indebtedness or the lien, conveyance and grant of the Consolidated Mortgage. Unless specifically modified by the terms hereof, the parties hereto ratify and confirm each and every term of the Consolidated Mortgage and the Consolidated Note, which shall continue in full force and effect.

            11. Further Assurances. Mortgagor shall execute and deliver, at Mortgagor's sole cost and expense, such additional documents as shall be requested by Mortgagee from time to time to effectuate the terms and conditions of this Consolidation Agreement, the Consolidated Note and the Consolidated Mortgage, including, without limitation, such affidavits as shall be necessary to permit this Consolidation Agreement to be recorded in the appropriate public records. Mortgagor hereby appoints Mortgagee its attorney-in-fact to execute, acknowledge and deliver for and in the name of the Mortgagor any and all of the instruments mentioned in this section, and this power, being coupled with an interest, shall be, irrevocable as long as any part of the Indebtedness remains unpaid.

            12. Successors and Assigns. This Consolidation Agreement shall bind, and inure to the benefit of, the parties hereto, their respective successors and permitted assigns.

            13. Counterparts. This Consolidation Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

            IN WITNESS WHEREOF, this Consolidation Agreement has been executed by the parties hereto as of the day and year first written above.

                                   MORTGAGOR:

                                   INTERPHARM, INC.

                                    By: /s/ George Aronson
                                       ---------------------------------------
                                       George Aronson, Chief Financial
                                       Officer

                                    MORTGAGEE:

                                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                    acting  through its Wells  Fargo  Business
                                    Credit operating division

                                    By: /s/ Richard Mahtani
                                       ---------------------------------------
                                       Richard Mahtani, Assistant Vice President

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NASSAU  )


            On the 9th day of February, in the year 2006, before me, the undersigned, personally appeared George Aronson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                          -------------------------------------
                                          Notary Public

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NASSAU  )

            On the 9th day of February, in the year 2006, before me, the undersigned, personally appeared Richard Mahtani, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                          -------------------------------------
                                          Notary Public


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

                                   SCHEDULE A

                               Description of Land

                                   SCHEDULE B

                         Schedule of Notes and Mortgages

      1. Mortgage dated June 29, 2004, made by Interpharm Realty, LLC to HSBC Bank USA in the principal sum of $7,400,000.00 and recorded on July 14, 2004 in Liber 20795 page 614 in the office of the Suffolk County Clerk.

            Which Mortgage was assumed by an Note and Mortgage Assumption Agreement between Interpharm, Inc. and HSBC Bank USA dated as of March 14, 2005 and recorded on July 20, 2005 in Liber 21090 page 206 in the office of the Suffolk County Clerk.

            Which Mortgage was amended and assumed by an Amended and Restated Note and Mortgage Assumption Agreement dated April 11, 2005 between Interpharm, Inc. to HSBC Bank USA and recorded on May 10, 2005, in Liber 21043, Page 932 in the office of the Suffolk County Clerk.

            Which Mortgage was assigned by an Assignment of Mortgage by HSBC Bank USA to Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division, and to be recorded simultaneously herewith in the office of the Suffolk County Clerk.

            Which Mortgage as assigned has an unpaid principal balance in the amount of $6,845,000.06.

      2. Demand Mortgage and Security Agreement dated February 9, 2006 made by Interpharm, Inc. to Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division, in the principal sum of $5,154,999.94 and to be recorded simultaneously herewith in the office of the Suffolk County Clerk.

                                   SCHEDULE C

                                    Mortgage